COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	98.5%
APARTMENT	4.2%
Equity Residential		1,238,675	$73,267,626
Essex Property Trust, Inc.		502,297	121,555,874
GO Residential Real Estate Investment Trust(a)(b)		5,505,543	54,064,432
UDR, Inc.		3,508,959	118,532,635

			367,420,567

DATA CENTERS	18.5%
Digital Realty Trust, Inc.		4,653,072	838,530,105
Equinix, Inc.(c)		539,327	528,669,899
Iron Mountain, Inc.		2,326,030	237,580,704

			1,604,780,708

FREE STANDING	6.5%
Agree Realty Corp.		2,887,359	217,649,122
Essential Properties Realty Trust, Inc.		6,287,084	190,875,870
NETSTREIT Corp.(b)		8,259,518	155,526,724

			564,051,716

GAMING	1.6%
Gaming & Leisure Properties, Inc.		2,445,879	108,523,651
VICI Properties, Inc., Class A		1,041,133	28,443,754

			136,967,405

HEALTH CARE	18.5%
CareTrust REIT, Inc.		2,504,314	91,783,108
Healthcare Realty Trust, Inc., Class A		7,701,956	130,856,232
Omega Healthcare Investors, Inc.		1,615,851	70,806,591
PACS Group, Inc.(d)		3,018,830	96,964,820
Welltower, Inc.		6,147,730	1,215,467,698

			1,605,878,449

HOTEL	3.3%
Boyd Gaming Corp.		560,602	46,070,272
Caesars Entertainment, Inc.(d)		1,508,352	39,865,743
DiamondRock Hospitality Co.		7,344,182	68,814,985
Host Hotels & Resorts, Inc.		7,007,121	134,256,439

			289,007,439

INDUSTRIALS	7.9%
Dream Industrial Real Estate Investment Trust (Canada)		6,619,938	58,866,101
EastGroup Properties, Inc.		1,093,265	202,352,419
Lineage, Inc.(e)		512,050	16,774,756
Prologis, Inc.		3,058,580	404,283,104

			682,276,380

MANUFACTURED HOME	3.3%
Equity LifeStyle Properties, Inc.		988,077	61,675,766
Sun Communities, Inc.		1,758,441	221,493,229

			283,168,995

OFFICE	2.2%
BXP, Inc.		2,901,739	150,600,254

		Shares	Value
Empire State Realty Trust, Inc., Class A		6,865,073	$35,698,379
Hudson Pacific Properties, Inc.(d)		1,136,891	6,719,026

			193,017,659

REGIONAL MALL	2.1%
Simon Property Group, Inc.		954,346	178,014,159

SELF STORAGE	7.0%
Extra Space Storage, Inc.		2,485,512	325,925,188
National Storage Affiliates Trust		1,562,859	58,982,299
Public Storage		830,143	224,869,136

			609,776,623

SHOPPING CENTER	4.0%
Acadia Realty Trust(b)		6,758,396	129,220,532
Kimco Realty Corp.		2,065,719	46,416,706
Kite Realty Group Trust		7,056,893	173,246,723

			348,883,961

SINGLE FAMILY HOMES	1.5%
Invitation Homes, Inc.		5,069,133	125,967,955

SPECIALTY	2.1%
Outfront Media, Inc.		6,903,476	182,942,114

TELECOMMUNICATIONS	13.2%
American Tower Corp.(c)		2,723,532	470,027,153
Crown Castle, Inc.		6,889,885	560,216,549
SBA Communications Corp., Class A		655,044	112,739,623

			1,142,983,325

TIMBERLAND	2.6%
Rayonier, Inc.		11,074,389	228,353,901

TOTAL COMMON STOCK (Identified cost—$7,151,978,793)			8,543,491,356

WARRANTS—REAL ESTATE—OFFICE	0.1%
Hudson Pacific Properties, Inc., exercise price $0.07(d)(f)		1,998,183	11,669,389

TOTAL WARRANTS (Identified cost—$31,051,761)			11,669,389

SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(g)		104,689,330	104,689,330

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(g)		17,231,527	$17,231,527

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$121,920,857)			121,920,857

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$7,304,951,411)	100.0%		8,677,081,602
WRITTEN OPTION CONTRACTS (Premiums received—$2,340,158)	(0.1)		(3,971,027)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		5,830,386

NET ASSETS	100.0%		$8,678,940,961

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(h)	Premiums Received	Value
Put — BXP, Inc.	$60.00	4/17/26	(2,895)	$(15,025,050)	$(864,378)	$(2,374,993)
Put — Prologis, Inc.	125.00	4/17/26	(1,696)	(22,417,728)	(233,331)	(257,865)
Put — Boyd Gaming Corp.	75.00	5/15/26	(2,548)	(20,939,464)	(302,134)	(338,712)
Put — Omega Healthcare Investors, Inc.	42.00	5/15/26	(4,832)	(21,173,824)	(376,447)	(524,786)
Put — Simon Property Group, Inc.	175.00	6/18/26	(919)	(17,142,107)	(563,868)	(474,671)
			(12,890)	$(96,698,173)	$(2,340,158)	$(3,971,027)

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$8,543,491,356	$—	$—	$8,543,491,356
Warrants	—	11,669,389	—	11,669,389
Short-Term Investments	—	121,920,857	—	121,920,857

Total Investments in Securities	$8,543,491,356	$133,590,246	$—	$8,677,081,602

Written Option Contracts	$—	$(3,971,027)	$—	$(3,971,027)

Total Derivative Liabilities	$—	$(3,971,027)	$—	$(3,971,027)

Note: Percentages indicated are based on the net assets of the Fund.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $54,064,432 which represents 0.6% of the net assets of the Fund, of which 0.6% are illiquid.

(b)	Affiliated issuer in which the Fund owns 5% or more of the outstanding voting shares.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $84,641,306 in aggregate has been pledged as collateral.
(d)	Non–income producing security.
(e)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on August 3, 2020 and September 22, 2021, at an aggregate cost of $32,522,915.
(f)	These warrants do not have a stated expiration date.
(g)	Rate quoted represents the annualized seven–day yield.
(h)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchanges on the valuation date, when supported by sufficient trading volume, or otherwise based on prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of March 31, 2026 are disclosed in the Fund’s Schedule of Investments.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Note 3. Other Transactions with Affiliates

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by the Fund that are deemed to be “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the three months ended March 31, 2026:

	Common Stock— Real Estate— Acadia Realty Trust	Common Stock— Real Estate— GO Residential Real Estate Investment Trust	Common Stock— Real Estate— NETSREIT Corp.
Beginning Value as of December 31, 2025	$181,193,672	$64,524,964	$42,163,534
Purchases at Cost	—	—	117,122,186
Proceeds from Sales	(41,802,878)	—	—
Net Realized Gain (Loss)	(4,290,563)	—	—
Change in Unrealized Appreciation (Depreciation)	(5,879,699)	(10,460,532)	(3,758,996)

Ending Value as of March 31, 2026	$129,220,532	$54,064,432	$155,526,724

Shares as of March 31, 2026	6,758,396	5,505,543	8,259,518

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Common Stock— Real Estate— Acadia Realty Trust	Common Stock— Real Estate— GO Residential Real Estate Investment Trust	Common Stock— Real Estate— NETSREIT Corp.
Dividend Income	$1,351,679	$747,584	$1,817,094